UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 23, 2008

WAVE SYSTEMS CORP.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238
(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code (413) 243-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement

On September 23, 2008, Wave Systems Corp. (“Wave”), Sarnoff Corporation (“Sarnoff”) and Wavexpress, Inc. (“Wavexpress”) entered into (i) a Restructuring Agreement and (ii) and Amended and Restated Stockholder Agreement.  Please see Item 1.02 below for a description of the terms of the Restructuring Agreement and the Amended and Restated Stockholder Agreement.

Item 1.02                                           Termination of a Material Definitive Agreement

Pursuant to the terms of the Restructuring Agreement and the Amended and Restated Stockholder Agreement, among other things, (i) Sarnoff has converted all of its shares of Series A Convertible Preferred Stock, par value $0.0001 per share, of Wavexpress into shares of common stock, par value $0.0001 per share (“Common Stock”) of Wavexpress, (ii) Sarnoff will no longer have the right to designate members of the board of directors of Wavexpress, (iii) Wave will be entitled to designate all of the members of the board of directors of Wavexpress, and (iv) all joint venture and licensing arrangements with Sarnoff have been terminated.  Wavexpress does not utilize any Sarnoff technology in its current business nor has Sarnoff played a significant role in the business of Wavexpress in recent years.  Wave, therefore, believes that these restructuring arrangements, pursuant to which Sarnoff holds only Common Stock with limited minority shareholder provisions, are appropriate.  As a result of the restructuring transactions, Wave now owns approximately 97.5% of the outstanding Common Stock of Wavexpress (determined on a fully diluted basis assuming the conversion of all options and warrants and all convertible notes held by Wave). Copies of the Restructuring Agreement and the Amended and Restated Stockholder Agreement are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Restructuring Agreement, dated September 23, 2008, among Wavexpress, Wave and Sarnoff.

10.2	Amended and Restated Stockholder Agreement, dated September 23, 2008, between Wave and Sarnoff.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE SYSTEMS CORP.

By:	/s/ Gerard T. Feeney
Gerard T. Feeney
Chief Financial Officer

Dated:  September 24, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Restructuring Agreement, dated September 23, 2008, among Wavexpress, Wave and Sarnoff.

10.2	Amended and Restated Stockholder Agreement, dated September 23, 2008, between Wave and Sarnoff.